EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of December 1, 2006 (this "Agreement"), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 2006, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $3,036,387,193 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $3,371,274,173 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on December 21, 2006, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the
"Aggregate Purchase Price") for the Mortgage Loans shall be equal to (i)      %
of the Wachovia Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $9,602,753, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date but does not reflect any deduction for any fees and/or expenses incurred in connection with this transaction.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C29" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C29", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C29", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C29, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

Notwithstanding the foregoing, with respect to the Newport Bluffs Loan, the 2006-C28 Trustee will hold the original documents related to the Newport Bluffs Loan for the benefit of the 2006-C28 Trust Fund, other than the Mortgage Note which will be held by the Trustee under the Pooling and Servicing Agreement.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller;

            (ix) The Seller has examined the Disclosure Material set forth in the Preliminary Prospectus Supplement (as defined below), the Prospectus Supplement to the accompanying Prospectus (as defined below), the Preliminary Memorandum and the Memorandum, relating to the Certificates. The Seller hereby represents and warrants that the Disclosure Material is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111, 1117 and 1119 of Regulation AB with respect to the Seller and the Wachovia Mortgage Loans; and

            (x) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or, with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10-K Disclosure and any Additional Form 10-D Disclosure set forth next to the Purchaser's name on Exhibit U and Exhibit W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) above shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds on deposit in the related Special Reserve Account, or letter of credit, as applicable, or
(B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional ninety
(90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible thirty
(30) day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A and Annex D thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "SUMMARY OF PROSPECTUS SUPPLEMENT--THE PARTIES--The Mortgage Loan Sellers", "SUMMARY OF PROSPECTUS SUPPLEMENT--THE MORTGAGE LOANS", "RISK FACTORS--The Mortgage Loans", "DESCRIPTION OF THE MORTGAGE POOL--General", "--Mortgage Loan History", "--Certain Terms and Conditions of the Mortgage Loans", "--Assessments of Property Condition", "--Co-Lender Loans", "--Additional Mortgage Loan Information", "--Twenty Largest Mortgage Loans", "--The Mortgage Loan Sellers", "--The Sponsors" and "--Representations and Warranties; Repurchases and Substitutions". The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement, the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's special loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach of the representations made by the Seller in Section 3(a)(ix) hereof, (ii) arise out of or are based upon a breach or violation of the representations made by the Seller in Section 3(a)(x) hereof, (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), or (iv) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with the other Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Preliminary Prospectus Supplement and the Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum or the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchaser by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Preliminary Prospectus Supplement or the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus, dated October 19, 2006, as supplemented by the prospectus supplement, dated December 13, 2006 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus, dated December 4, 2006 consisting of the preliminary free writing prospectus, including the base prospectus, dated October 19, 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus dated December 12, 2006; "Preliminary Memorandum" shall mean the preliminary private placement memorandum, dated December 12, 2006, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum, dated December 13, 2006, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-1A, Class IO, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters, dated December 1, 2006 as supplemented on December 11, 2006, and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the Securities and Exchange Commission (the "Commission") in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) hereof (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchaser' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) hereof were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchaser, and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchaser (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                   SELLER

                                   WACHOVIA BANK, NATIONAL ASSOCIATION

                                   By: /s/  Charles L. Culbreth
                                       -----------------------------------------
                                       Name:   Charles L. Culbreth
                                       Title:  Managing Director

                                   Address for Notices:

                                   One Wachovia Center
                                   301 South College Street
                                   Charlotte, North Carolina  28288-0166
                                   Telecopier No.: (704) 383-1942
                                   Telephone No.: (704) 374-6161

                                   PURCHASER

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                                   By: /s/  H. Royer Culp, Jr.
                                       -----------------------------------------
                                       Name:  H. Royer Culp, Jr.
                                       Title: Vice President

                                   Address for Notices:

                                   One Wachovia Center
                                   301 South College Street
                                   Charlotte, North Carolina  28288-0166
                                   Telecopier No.: (704) 383-1942
                                   Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

            For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a 2006-C28 Serviced Mortgage Loan, the 2006-C28 Trustee) constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Hyperion Capital Management, LLC, or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof (which, in the case of a 2006-C28 Serviced Mortgage Loan, are the Trustee and the 2006-C28 Trustee) adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Hyperion Capital Management, LLC, or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent (or, in the case of a 2006-C28 Serviced Mortgage Loan, in the possession of the 2006-C28 Master Servicer) and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder (which, in the case of a 2006-C28 Serviced Mortgage Loan, are the Trustee and the 2006-C28 Trustee can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

                  (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

        in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on
            Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 1.06, 2.02, 2.15, 3, 7, 8, 47, 77, 86 and 122 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan numbers 2.02, 3, 7, 8, 47 and 77, which Mortgage Loans are secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II
                                   -----------

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------


Exceptions to Representation 8
------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           Each Mortgage Loan is cross-collateralized and
6     Newport Bluffs                              cross-defaulted with its related Companion
7     Renaissance Tower Office Building           Loan(s), which is not included in the Mortgage
11    Dakota Square Mall                          Pool.  In addition, the related Companion Loan(s)
50    Aetna Building - Fresno, CA                 is secured by the same Mortgaged Property and the
80    FBI - Albany, NY                            same Mortgage Loan securing each Mortgage Loan.
--------------------------------------------      --------------------------------------------------
64    Time Warner Call Center                     Certain tenants of the Mortgaged Property
                                                  have been granted a right of first refusal
                                                  and/or purchase options to purchase the
                                                  related Mortgaged Property under the terms
                                                  of their lease agreements.  Each right of
                                                  first refusal and purchase option is
                                                  subordinate to the related Mortgage and is
                                                  not exercisable in a foreclosure sale.



Exception to Representation 11
------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
108   Center Building                             The required engineering escrow for each
                                                  Mortgaged Property is for an amount that is less
                                                  than 125% of the estimated repair cost.

Exceptions to Representation 13
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
41    Smoky Crossing I Apartments                 The Seller approved United States Fire Insurance
54    Eagle Pointe Apartments                     Company as an insurance carrier for property
81    Forest Ridge I Apartments                   insurance whose rating is "BBB" by S&P and
115   Hinton Hollow Apartments                    "A-XIII" by A.M. Best.
126   Autumn Woods Apartments
134   Southern Woods Apartments
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 The Mortgagor will maintain the insurance coverage
                                                  described in the related Mortgage Loan documents
                                                  with either (A) one or more financially sound and
                                                  responsible insurance companies authorized to do
                                                  business in the state in which the Mortgaged
                                                  Property is located and having a
                                                  claims-paying-ability rating by S&P not lower than
                                                  "A" or (B) a syndicate of insurers through which
                                                  (1) at least sixty percent (60%) of the coverage
                                                  (if there are 4 or more members of the syndicate)
                                                  or at least fifty percent (50%) of the coverage
                                                  (if there are 5 or more members of the syndicate)
                                                  is with carriers having either (y) a
                                                  claims-paying-ability rating by S&P not lower than
                                                  "A" or (z) a claims-paying-ability rating by A.M.
                                                  Best not lower than "A-X", (2) at least ninety
                                                  percent (90%) of claims coverage (inclusive of the
                                                  coverage provided by the carriers described in (1)
                                                  above) shall be with one or more carriers having a
                                                  claims-paying-ability rating by A.M. Best of
                                                  "A-IX" or better, (3) the balance of the coverage
                                                  not to exceed ten percent (10%) of claims coverage
                                                  is with one or more carriers having a
                                                  claims-paying-ability rating by A.M. Best of
                                                  "A-VIII" or better or (4) provided, further, with
                                                  regard to any insurance carrier which has a
                                                  claims-paying-ability rating by A.M. Best of less
                                                  than "A-IX" such carrier may not represent more
                                                  than five percent (5%) of the total insurance
                                                  described in Sections 6.1(a)(i), (ii), (iii),
                                                  (iv), (v), (vii), (x), (xi), and (xii). In no
                                                  event may the financial strength ratings of any
                                                  members of the syndicate be rated less than "BBB"
                                                  by S&P. The Mortgagor shall maintain the insurance
                                                  coverage described in the related Mortgage Loan
                                                  documents with respect to worker's compensation
                                                  and motor vehicle coverage with carriers
                                                  maintaining a rating either (a) by S&P of "BBB" or
                                                  better or (b) by A.M. Best of "B+" or better.


                                                  Notwithstanding anything to the contrary contained
                                                  herein, the Mortgagor may maintain the insurance
                                                  coverage described in and required by the related
                                                  Mortgage Loan documents with the insurer(s) under
                                                  the policies as evidenced in the certificates of
                                                  insurance delivered to the lender on the
                                                  origination date of the Mortgage Loan provided
                                                  that such insurer(s) maintain no less than the
                                                  claims paying ability rating applicable thereto by
                                                  S&P or A.M. Best, as applicable, in effect on the
                                                  origination date, as applicable, in effect on the
                                                  origination date and (ii) as an alternative to the
                                                  policies required to be maintained pursuant to the
                                                  related Mortgage Loan documents, the Mortgagor
                                                  will not be in default if the Mortgagor maintains
                                                  (or causes to be maintained) policies which (A)
                                                  have coverages, deductibles and/or other related
                                                  provisions other than those specified above and/or
                                                  (B) are provided by insurance companies not
                                                  meeting the credit ratings requirements set forth
                                                  above (any such policy, a "Non-Conforming
                                                  Policy"); provided, that, prior to obtaining such
                                                  Non-Conforming Policies (or permitting such
                                                  Non-Conforming Policies to be obtained), the
                                                  Mortgagor shall have (1) received the lender's
                                                  prior written consent thereto and (2) if required
                                                  by the lender, confirmed that the lender has
                                                  received a Rating Agency Confirmation with respect
                                                  to any such Non-Conforming Policy.


--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           The Mortgagor will maintain the insurance
                                                  coverage with carriers maintaining a rating
                                                  either of "BBB" or better by S&P or "B+" by A.M.
                                                  Best.
--------------------------------------------      --------------------------------------------------
5     Westfield Fox Valley                        In the event that (A) four (4) or fewer insurance
                                                  companies issue the insurance policies with
                                                  respect to the related Mortgage Loan, then at
                                                  least seventy-five percent (75%) of the insurance
                                                  coverage represented by such policies must be
                                                  provided by companies having a credit rating of
                                                  "A+" or better by S&P and the balance of the
                                                  coverage must be provided by companies having a
                                                  credit rating of "BBB" or better by S&P or (B)
                                                  five (5) or more companies issue such policies,
                                                  then at least sixty percent (60%) of the coverage
                                                  must be provided by companies having a rating of
                                                  "A+" or better by S&P and the remainder must have
                                                  a rating of "BBB" or better.  Lesser ratings are
                                                  permitted by the lender or if the Mortgage Loan
                                                  has been securitized, if a no downgrade letter
                                                  has been obtained.
--------------------------------------------      --------------------------------------------------
8     21-25 West 34th Street                      Application of insurance proceeds will be applied
                                                  either toward the restoration of the Mortgaged
                                                  Property or reduction of the principal balance of
                                                  the Mortgage Loan, subject, however, to the terms
                                                  of the Primary Lease.  Pursuant to the Primary
                                                  Lease, (i) all awards and payments related to a
                                                  taking (in whole or in part), after deducting
                                                  sums applied to the cost of restoration (with
                                                  respect to a partial taking), shall be paid as
                                                  follows: first, to the Mortgagor until the
                                                  Mortgagor has received a sum of $48,000,000;
                                                  next, to the Primary Tenant, to the unamortized
                                                  cost of the Primary Tenant's leasehold
                                                  improvements (including construction costs); and
                                                  finally, the balance to the Mortgagor; and (ii)
                                                  in the event of a substantial casualty (i.e. more
                                                  than 50% loss) occurring during or after the 10th
                                                  lease year which results in the termination of
                                                  the Primary Lease, insurance proceeds shall first
                                                  be paid to Primary Tenant, to the extent of the
                                                  unamortized cost thereof, with the balance being
                                                  paid to the Mortgagor.  However, the Mortgagor
                                                  and the guarantors shall indemnify the lender
                                                  during any period when the Gap Insurance Coverage
                                                  (as defined in the Security Instrument) is not in
                                                  effect, for any losses resulting from the receipt
                                                  by the Primary Tenant pursuant to the Primary
                                                  Lease of any insurance proceeds or condemnation
                                                  awards prior to the Mortgage Loan being paid in
                                                  full; excluding, however, (x) any proceeds
                                                  applied by the Primary Tenant to the restoration
                                                  of the Mortgaged Property in accordance with the
                                                  Primary Lease and (y) any proceeds or awards
                                                  received by the Primary Tenant which would not
                                                  have been payable to the lender pursuant to the
                                                  Security Instrument (without, for these purposes,
                                                  taking into consideration any provisions making
                                                  the Security Instrument subject to the provisions
                                                  of the Primary Lease).
--------------------------------------------      --------------------------------------------------
27    Raveneaux Apartments                        To the extent that any insurance proceeds remain
                                                  after the complete restoration or repair of the
                                                  Mortgaged Property, the remaining proceeds are to
                                                  be paid to the Mortgagor.
--------------------------------------------      --------------------------------------------------
107   St. Pete Post Office                        The Mortgagor only maintains windstorm coverage
                                                  in the amount of $5,000,000, but a carve out was
                                                  added to cover any losses incurred as a result of
                                                  insufficient coverage.
--------------------------------------------      --------------------------------------------------
132   CVS - San Antonio, TX                       Each Mortgaged Property is self-insured.



Exceptions to Representation 16
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
27    Raveneaux Apartments                        The interest rate will vary upon the disbursement
                                                  of the future advance and in accordance with the
                                                  Bow-Tie Rate schedule attached to the related
                                                  Note.



Exceptions to Representation 19
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
18    Crossroads Technology Park                  The Indemnity in Mortgage and Environmental
                                                  Indemnity expressly excludes losses and damages
                                                  from diminution in value of the Mortgaged
                                                  Property or any future reduction in the sales
                                                  price of the Mortgaged Property by reason of
                                                  environmental contamination.



Exceptions to Representation 22
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
29    Rancho Solana Apartments                    Wachovia Development Corporation, an affiliate of
41    Smoky Crossing I Apartments                 the Seller, owns an interest in the related
54    Eagle Pointe Apartments                     Mortgagor.
81    Forest Ridge I Apartments
115   Hinton Hollow Apartments
126   Autumn Woods Apartments
134   Southern Woods Apartments



Exceptions to Representation 23
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
6     Newport Bluffs                              The related Mortgage Loan documents permit the
                                                  transfer of certain direct or indirect interests
                                                  in the Mortgagor, subject to certain conditions
                                                  set forth in the related Mortgage Loan documents.
--------------------------------------------      --------------------------------------------------
16    Hilton - Providence, RI                     The related Mortgage Loan documents permit the
                                                  transfer of certain interests to Institutional
                                                  Investors (as defined in the related Mortgage),
                                                  subject to certain conditions set forth in the
                                                  related Mortgage Loan documents.
29    Rancho Solana Apartments                    Each of the related Mortgages permits transfers
41    Smoky Crossing I Apartments                 by Wachovia Development Corporation of its
54    Eagle Pointe Apartments                     indirect membership interest in the related
81    Forest Ridge I Apartments                   Mortgagor and transfers of the stock of any
115   Hinton Hollow Apartments                    Wachovia affiliate that owns an indirect
126   Autumn Woods Apartments                     membership interest in the related Mortgagor.
134   Southern Woods Apartments
15    AMLI at Riverbend                           The Mortgagor is permitted to transfer
18    Crossroads Technology Park                  tenant-in-common interests subject to conditions
19    Gateway Chula Vista II                      set forth in the related Mortgage Loan documents.
23    Barry Woods Crossings Shopping Center
25    Lakeland Commons Shopping Center
27    Raveneaux Apartments
35    Sono Corporate Center
42    Cost Plus Plaza
49    Heritage Lake at Westland Apartments
60    The Crescent at Ballantyne
61    River Ranch Apartments
67    Tudor Heights Apartments
74    Avalon Park Apartments
76    Arbors at Fairview Apartments
82    MAC I and MAC II
87    Beechwood Apartments
102   Summit Square
103   Parker Crossroads



Exceptions to Representation 26
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 The related Mortgage Loan documents permit a
3     Galleria at Tyler                           portion of the Mortgaged Property to be released,
5     Westfield Fox Valley                        subject to certain conditions set forth therein.
8     21 - 25 West 34th Street
35    Sono Corporate Center
39    Melody Lakes Country Club Estates
70    Riveredge Pool
72    100 Carillon Parkway
115   Hinton Hollow Apartments
119   Courthouse Square
126   Autumn Woods Apartments
134   Southern Woods Apartments
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 The related Mortgage Loan documents permit all or
2     Centro Syndicate 2 Pool                     a portion of the related Mortgaged Property to be
3     Galleria at Tyler                           substituted, subject to several conditions set
4     Centro International Wholesale Pool         forth therein.
23    Barry Woods Crossings Shopping Center
132   CVS - San Antonio, TX
138   Dollar General - Livingston, TN
142   Advance Auto Grand Forks, ND



Exceptions to Representation 27
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
27    Raveneaux Apartments                        Unincorporated Harris County does not have zoning
                                                  regulations.  An assessment of compliance is
                                                  therefore unavailable.
--------------------------------------------      --------------------------------------------------
40    Treybrooke Apartments                       The Mortgaged Property is non-conforming with
                                                  respect to a 785-square foot storage building
                                                  located in the northeastern portion of the
                                                  Mortgaged Property which is viewed as
                                                  non-conforming as it is located within the
                                                  required setback.
--------------------------------------------      --------------------------------------------------
52    Andorra Apartments                          The improvements are currently non-conforming due
                                                  to a parking deficiency.  The Mortgagor and
                                                  indemnitor have provided a full recourse Side
                                                  Letter in which they agree to cure the
                                                  deficiency  and indemnify the lender for all
                                                  related losses in the meantime.  A zoning
                                                  endorsement was also provided by the title
                                                  company.  Conditional Use Permit 2-530 was
                                                  granted to allow 186 units with 334 parking
                                                  spaces. Additionally, Variance 3-231 was granted
                                                  to allow a three-story structure.
--------------------------------------------      --------------------------------------------------
17    New Market Pool                             Each Mortgaged Property is legal non-conforming
39    Melody Lakes Country Club Estates           and no law and ordinance insurance is in place
48    Embassy Suites Tucson - Broadway            for each Mortgaged Property.
114   The Hamilton



Exceptions to Representation 29
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
21    Shoppes of Wellington Green                 The Mortgage Loan has an original principal
23    Barry Woods Crossings Shopping Center       balance above $20,000,000 and the lender has
24    Weston One                                  waived the requirements for a non-consolidation
25    Lakeland Commons Shopping Center            opinion.
26    Las Colinas Corporate Center II
29    Rancho Solana Apartments
30    Concourse Office Plaza I & II
31    Napa Valley Apartments
--------------------------------------------      --------------------------------------------------
6     Newport Bluffs                              The Mortgage Loan has an original principal
14    Alhambra Towers                             balance above $15,000,000 and the related
15    AMLI at Riverbend                           Mortgagor is not a bankruptcy remote special
22    The Fairways Apartments                     purpose entity.
27    Raveneaux Apartments
29    Rancho Solana Apartments
33    Pinnacle Grove Apartments
34    Boulder Crossing Shopping Center
50    Aetna Building - Fresno, CA
53    West Sahara Promenade
--------------------------------------------      --------------------------------------------------
79    Southtowne Plaza                            The Mortgage Loan has an original principal
                                                  balance above $5,000,000 and
                                                  the related Mortgagor is
                                                  permitted to own two parcels
                                                  adjacent to the Mortgaged
                                                  Property.
--------------------------------------------      --------------------------------------------------
109   First Commons Industrial Buildings          The lender agreed to permit the Mortgagor to use
                                                  Washington single member LLC instead of Delaware
                                                  single member LLC.



Exceptions to Representation 31
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
15    AMLI at Riverbend                           Triple Net Properties LLC et al v Core Realty
                                                  Holdings LLC et al (8:06-cv-00823-DOC-RNB) filed
                                                  on September 1, 2006 in the Southern District of
                                                  California - Santa Ana for Breach of Contract.
--------------------------------------------      --------------------------------------------------
74    Avalon Park Apartments                      Leo DeMarco at al v Kevin Brown (40% owner of
                                                  sole member of a TIC borrower) et al (RG05
                                                  237580) filed on March 6, 2006 in Alameda County,
                                                  California Superior Court for fraud, negligent
                                                  misrepresentation and breach of fiduciary duties.



Exceptions to Representation 40
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           There is a Guaranty of Payment from GGP-TRS
                                                  L.L.C. capped at $30 million in connection with
                                                  the expansion project at the Mortgaged Property
                                                  that will be triggered upon the aggregate DSC
                                                  Ratio falling below 1.15x and other conditions as
                                                  specified in the related Mortgage Loan documents.
--------------------------------------------      --------------------------------------------------
6     Newport Bluffs                              There is no third-party guarantor other than the
                                                  Mortgagor other than with respect to bankruptcy
                                                  matters.  The Irvine Company, LLC, not a natural
                                                  person, has delivered a guaranty for bankruptcy
                                                  related losses of the lender, and has delivered a
                                                  guaranty for terrorism insurance coverage,
                                                  covering all losses which would normally be
                                                  handled by such coverage in an amount of not more
                                                  than $50,000,000.
--------------------------------------------      --------------------------------------------------
8     21-25 West 34th Street                      The Mortgagor is the only indemnitor on the
                                                  environmental indemnity.  There is no additional
                                                  guarantor.  With respect to the guaranty of
                                                  non-recourse carve-outs, the additional
                                                  guarantors only indemnify the lender during any
                                                  period when the Gap Insurance Coverage (as
                                                  defined in the Security Instrument) is not in
                                                  effect, for any losses resulting from the receipt
                                                  by the Primary Tenant pursuant to the Primary
                                                  Lease of any insurance proceeds or condemnation
                                                  awards prior to the Mortgage Loan being paid in
                                                  full; excluding, however, (x) any proceeds
                                                  applied by the Primary Tenant to the restoration
                                                  of the Mortgaged Property in accordance with the
                                                  Primary Lease and (y) any proceeds or awards
                                                  received by the Primary Tenant which would not
                                                  have been payable to the lender pursuant to the
                                                  Security Instrument (without, for these purposes,
                                                  taking into consideration any provisions making
                                                  the Security Instrument subject to the provisions
                                                  of the Primary Lease).  The Mortgagor indemnifies
                                                  the lender for the other standard carve-outs but
                                                  there is no additional guarantor.
--------------------------------------------      --------------------------------------------------
44    The Forum at Ashley Park Phase I            The lender agreed to delete the full recourse
                                                  provisions for (i) a violation of the SPE
                                                  covenants and due-on-sale/transfer section of the
                                                  Mortgage and (ii) voluntary and involuntary
                                                  bankruptcy.  In addition, the non-recourse
                                                  carveout for fraud is limited to the Mortgagor
                                                  and the guarantor.
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           The guarantor for the related Mortgage Loan is
5     Westfield Fox Valley                        not a natural person.
10    Deer Park Town Center
18    Crossroads Technology Park
20    Village on University Apartments
23    Barry Woods Crossings Shopping Center
25    Lakeland Commons Shopping Center
28    Gramercy Apartments
33    Pinnacle Grove Apartments
41    Smoky Crossing I Apartments
43    Las Colinas Corporate Center I
44    The Forum at Ashley Park Phase I
49    Heritage Lake at Westland Apartments
50    Aetna Building - Fresno, CA
54    Eagle Pointe Apartments
56    Northdale Executive Center I & II
58    Silver Lakes Heights Apartments
59    The Place at Greenway Apartments
64    Time Warner Call Center
75    T-Mobile - Nashville, TN
76    Arbors at Fairview Apartments
80    FBI - Albany, NY
81    Forest Ridge I Apartments
85    The Grove at White Oak Apartments
87    Beechwood Apartments
104   Park Manor Apartments
115   Hinton Hollow Apartments
126   Autumn Woods Apartments
132   CVS - San Antonio, TX
134   Southern Woods Apartments
138   Dollar General - Livingston, TN
142   Advance Auto Grand Forks, ND
--------------------------------------------      --------------------------------------------------
97    The Venterra at Waters Edge Apartments      The guarantor with respect to the environmental
112   1900 West New Hampshire Street              indemnity for the related Mortgage Loan is not a
                                                  natural person.
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 There is no separate guarantor.
2     Centro Syndicate 2 Pool
4     Centro International Wholesale Pool
11    Dakota Square Mall
14    Alhambra Towers
24    Weston One
26    Las Colinas Corporate Center II
30    Concourse Office Plaza I & II
108   Center Building
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           There is no separate guarantor providing an
41    Smoky Crossing I Apartments                 environmental indemnity.
43    Las Colinas Corporate Center I
44    The Forum at Ashley Park Phase I
50    Aetna Building - Fresno, CA
54    Eagle Pointe Apartments
75    T-Mobile - Nashville, TN
80    FBI - Albany, NY
81    Forest Ridge I Apartments
97    The Venterra at Waters Edge Apartments
104   Park Manor Apartments
115   Hinton Hollow Apartments
134   Southern Woods Apartments



Exceptions to Representation 43
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           With respect to each Mortgage Loan, the
13    Pennwood Crossing MHP                       defeasance collateral must provide for payment of
14    Alhambra Towers                             all successive monthly payment dates occurring
15    AMLI at Riverbend                           from the release date through the expiration of
                                                  the prepayment lockout period.



Exceptions to Representation 45
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
29    Rancho Solana Apartments                    Wachovia Development Corporation, an affiliate of
41    Smoky Crossing I Apartments                 the Seller, owns an interest in the related
54    Eagle Pointe Apartments                     Mortgagor.
81    Forest Ridge I Apartments
115   Hinton Hollow Apartments
126   Autumn Woods Apartments
134   Southern Woods Apartments



Exceptions to Representation 46
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
2     Centro Syndicate 2 Pool                     The related Mortgage Loan documents permit the
6     Newport Bluffs                              Mortgagor to encumber the related Mortgaged
4     Centro Industrial Wholesale Pool            Property with additional pari passu debt in the
                                                  future, subject to certain conditions set forth
                                                  in the related Mortgage Loan documents.
--------------------------------------------      --------------------------------------------------
15    AMLI at Riverbend                           Other than with respect to the Companion Loans of
22    The Fairways Apartments                     any Co-Lender Loan, each Mortgaged Property is
61    River Ranch Apartments                      encumbered by existing secondary debt.



Exceptions to Representation 47
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
122   Walgreens - Edgewater, MD                   The Mortgaged Property is not currently a
                                                  separate tax lot.  The related Mortgage Loan
                                                  documents provide for the impounding of taxes on
                                                  the larger lot (of which the Mortgaged Property
                                                  is a part) and the annual release upon proof of
                                                  the payment of taxes on such larger lot.



Exceptions to Representation 50
-------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           The related Mortgage Loan has an original
                                                  principal balance of more than $20,000,000;
                                                  however financial statements will be audited by an
                                                  independent certified public accountant only if
                                                  required by Regulation AB.
--------------------------------------------      --------------------------------------------------
13    Pennwood Crossings MHP                      The related Mortgage Loan has an original
15    AMLI at Riverbend                           principal balance of more than $20,000,000;
                                                  however financial statements will be audited by an
                                                  independent certified public accountant only if
                                                  the Mortgagor fails to provide the same beyond all
                                                  applicable notice and cure periods and the lender
                                                  elects to obtain the same.
--------------------------------------------      --------------------------------------------------
26    Las Colinas Corporate Center II             The related Mortgage Loan has an original
43    Las Colinas Corporate Center I              principal balance of more than $20,000,000;
                                                  however financial statements will be audited by an
                                                  independent certified public accountant only
                                                  following the occurrence of an event of default
                                                  under the related Mortgage Loan documents.
--------------------------------------------      --------------------------------------------------
50    Aetna Building - Fresno, CA                 Each Mortgage Loan has an original principal
80    FBI - Albany, NY                            balance above $5,000,000 and the related Mortgage
                                                  Loan documents do not require quarterly operating
                                                  statements.
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 Each Mortgage Loan has an original principal
6     Newport Bluffs                              balance above $20,000,000 and the Mortgage Loan
10    Deer Park Town Center                       documents do not require audited annual financial
13    Pennwood Crossing MHP                       statements.
14    Alhambra Towers
18    Crossroads Technology Park
19    Gateway Chula Vista II
24    Weston One
27    Raveneaux Apartments
28    Gramercy Apartments
29    Rancho Solana Apartments
31    Napa Valley Apartments
33    Pinnacle Grove Apartments
34    Boulder Crossing Shopping Center



Exceptions to Representation 53(a)
----------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           Neither the Ground Lease nor a memorandum have
                                                  been recorded.  However, an Assignment and
                                                  Assumption Agreement that has been recorded and
                                                  is related to the Ground Lease makes reference to
                                                  the Ground Lease.

                                                  The Ground Lease is silent. No estoppel was
                                                  required by the lender.



Exceptions to Representation 53(b)
----------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
7     Renaissance Tower Office Building           The Ground Leases do not provide that they are
                                                  prior to any mortgages or liens placed on the fee
                                                  interest.



Exceptions to Representation 53(c)
----------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 This is a "PILOT" Ground Lease with an economic
                                                  development authority so the EDA would be
                                                  involved in recognizing the foreclosing party or
                                                  purchaser as tenant if such party wanted the
                                                  lease to remain in effect.
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           The Ground Lease is silent.
122   Walgreens - Edgewater, MD



Exceptions to Representation 53(e)
----------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 The Ground Lease is silent.  Fee estate transfers
                                                  to lessee upon termination.
--------------------------------------------      --------------------------------------------------
2     Centro Syndicate 2 Pool                     The Ground Lease is silent.
3     Galleria at Tyler
7     Renaissance Tower Office Building



Exceptions to Representation 53(f)
----------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 The Ground Lease is silent.  Fee estate transfers
                                                  to lessee upon termination.
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           The Ground Lease is silent.



Exceptions to Representation 53(g)
----------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 The Ground Lease expires on January 15, 2020 and
                                                  the Mortgagor has no right to renew the Ground
                                                  Lease.
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           The Ground Lease may be terminated early if
                                                  tenant purchases the parcels.



Exceptions to Representation 53(h)
----------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 The Ground Lease is silent.  Fee estate transfers
                                                  to lessee upon termination.
--------------------------------------------      --------------------------------------------------
2     Centro Syndicate 2 Pool                     The Ground Lease does not require the lessor to
                                                  enter into a new lease with the lender upon
                                                  termination of the ground lease .
--------------------------------------------      --------------------------------------------------
3     Galleria at Tyler                           The Ground Lease is silent.
--------------------------------------------      --------------------------------------------------
7     Renaissance Tower Office Building           In the event of a bankruptcy of the ground lessee,
                                                  the Ground Leases shall terminate at the option of
                                                  the ground lessor. The leasehold mortgagee is not
                                                  entitled to any specific right to obtain a new
                                                  lease upon the termination of the existing Ground
                                                  Leases.



Exceptions to Representation 53(i)
----------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
7     Renaissance Tower Office Building           The leasehold mortgagee does not have the right
                                                  to supervise and control casualty and
                                                  condemnation proceeds under the terms of either
                                                  Ground Lease, and per the terms of the
                                                  "Renaissance Center Plaza" Ground Lease, the
                                                  Mortgagor is not required to rebuild the premises
                                                  after a casualty.
--------------------------------------------      --------------------------------------------------
8     21-25 West 34th Street                      Application of insurance proceeds will be applied
                                                  either toward the restoration of the Mortgaged
                                                  Property or reduction of the principal balance of
                                                  the Mortgage Loan, subject, however, to the terms
                                                  of the Primary Lease.  Pursuant to the Primary
                                                  Lease, (i) all awards and payments related to a
                                                  taking (in whole or in part), after deducting
                                                  sums applied to the cost of restoration (with
                                                  respect to a partial taking), shall be paid as
                                                  follows: first, to the Mortgagor until the
                                                  Mortgagor has received a sum of $48,000,000;
                                                  next, to the Primary Tenant, to the unamortized
                                                  cost of the Primary Tenant's leasehold
                                                  improvements (including construction costs); and
                                                  finally, the balance to the Mortgagor; and (ii)
                                                  in the event of a substantial casualty (i.e. more
                                                  than 50% loss) occurring during or after the 10th
                                                  lease year which results in the termination of
                                                  the Primary Lease, insurance proceeds shall first
                                                  be paid to Primary Tenant, to the extent of the
                                                  unamortized cost thereof, with the balance being
                                                  paid to the Mortgagor.  However, the Mortgagor
                                                  and the guarantors shall indemnify the lender
                                                  during any period when the Gap Insurance Coverage
                                                  (as defined in the Security Instrument) is not in
                                                  effect, for any losses resulting from the receipt
                                                  by the Primary Tenant pursuant to the Primary
                                                  Lease of any insurance proceeds or condemnation
                                                  awards prior to the Mortgage Loan being paid in
                                                  full; excluding, however, (x) any proceeds
                                                  applied by the Primary Tenant to the restoration
                                                  of the Mortgaged Property in accordance with the
                                                  Primary Lease and (y) any proceeds or awards
                                                  received by the Primary Tenant which would not
                                                  have been payable to the lender pursuant to the
                                                  Security Instrument (without, for these purposes,
                                                  taking into consideration any provisions making
                                                  the Security Instrument subject to the provisions
                                                  of the Primary Lease).
--------------------------------------------      --------------------------------------------------
86    Dick's Sporting Goods - Sterling, VA        The Ground Lease is silent with respect to
                                                  condemnation.



Exceptions to Representation 53(k)
----------------------------------


                     Loans                                     Description of Exception
--------------------------------------------      --------------------------------------------------
1     Duke Realty Industrial Pool                 The Ground Lease is silent as to the consent of
3     Galleria at Tyler                           the mortgagee.
7     Renaissance Tower Office Building

                                    EXHIBIT A

                             Mortgage Loan Schedule


 Mortgage      Loan Group
Loan Number      Number                   Property Name                                           Address
------------------------------------------------------------------------------------------------------------------------------------
  1                 1         Duke Realty Industrial Pool                       Various
 1.01                         400 South Enterprise Boulevard                    400 South Enterprise Boulevard
 1.02                         2425 East Hadley Road                             2425 East Hadley Road
 1.03                         250 Declaration Drive                             250 Declaration Drive
 1.04                         2209-2233 Stafford Road                           2209-2233 Stafford Road
 1.05                         500-520 South Enterprise Boulevard                500-520 South Enterprise Boulevard
 1.06                         163 Portside Court                                163 Portside Court
 1.07                         3201 Centre Parkway                               3201 Centre Parkway
 1.08                         1581 South Perry Road                             1581 South Perry Road
 1.09                         1551 South Perry Road                             1551 South Perry Road
 1.10                         185 North Mount Zion Road                         185 North Mount Zion Road
 1.11                         1390 South Perry Road                             1390 South Perry Road
 1.12                         322 South Enterprise Boulevard                    322 South Enterprise Boulevard
 1.13                         4200 North Commerce Drive                         4200 North Commerce Drive
 1.14                         6655 Sugarloaf Parkway                            6655 Sugarloaf Parkway
 1.15                         420 East Enterprise Boulevard                     420 East Enterprise Boulevard
 1.16                         3079 Premiere Parkway                             3079 Premiere Parkway
 1.17                         175 Alcovy Industrial Boulevard                   175 Alcovy Industrial Boulevard
 1.18                         2850 Premiere Parkway                             2850 Premiere Parkway
 1.19                         3800 Centre Parkway - Building 1400               3800 Centre Parkway, Building 1400
 1.20                         2855 Premiere Parkway                             2855 Premiere Parkway
 1.21                         3900 North Commerce Drive                         3900 North Commerce Drive
 1.22                         2775 Premiere Parkway                             2775 Premiere Parkway
 1.23                         198 Gulfstream Road                               198 Gulfstream Road
 1.24                         3800 Centre Parkway - Building 1800               3800 Centre Parkway, Building 1800
 1.25                         3800 Centre Parkway - Building 2400               3800 Centre Parkway, Building 2400
 1.26                         3800 Centre Parkway - Building 2600               3800 Centre Parkway, Building 2600
 1.27                         3800 Centre Parkway - Building 2000               3800 Centre Parkway, Building 2000
 2.00               1         Centro Syndicate 2 Pool                           Various
 2.01                         College Plaza                                     Middle Country Road and Boyle Road
 2.02                         Oakwood Commons                                   4642-4724 Lebanon Pike
 2.03                         Parkway Plaza                                     217 Glen Cove Road
 2.04                         Rutland Plaza                                     1 Ruthland Plaza
 2.05                         Spradlin Farm Retail Center                       110 Conston Avenue
 2.06                         Torrington Plaza                                  1 South Main Street
 2.07                         Tri-City Plaza                                    Tri-City Road and High Street
 2.08                         Watson Glen                                       209 South Royal Oaks Boulevard
 2.09                         Westgate Plaza                                    231 East Main Street
 2.10                         Dalewood Shopping Center                          353-425 N. Central Avenue
 2.11                         Grand Traverse Crossing                           2522 - 2664 Crossing Circle
 2.12                         Lehigh Shopping Center                            West Union Boulevard at Pennsylvania Avenue
 2.13                         Northern Hills                                    95 and 105 Buckland Hills Drive
 2.14                         Southport Centre I-VI                             15050-15300 Cedar Avenue
 2.15                         Trinity Commons                                   South Hulen Street & Bellaire Drive
 2.16                         Wendover Place                                    1210 Bridford Parkway
 3.00               1         Galleria at Tyler                                 1299 Galleria at Tyler
 4.00               1         Centro International Wholesale Pool               Various
 4.01                         Falcaro's Plaza                                   294 Burnside Avenue
 4.02                         Hale Road                                         169-179 Hale Road
 4.03                         Innes Street Market                               343 Faith Road
 4.04                         Kings Park Shopping Center                        38-66 Indian Head Road
 4.05                         Lynn Marketplace                                  43 State Street
 4.06                         Morris Hills Shopping Center                      Parsippany Boulevard (Route 202) and Bloomfield
                                                                                  Avenue (Route 46)
 4.07                         New Centre Market                                 4711 New Centre Drive
 4.08                         Rockville Centre                                  150-156 North Village Avenue
 4.09                         Suffolk Plaza                                     4042-4088 Nesconset Highway
 4.1                          Three Village Shopping Center                     Route 25A & Ridgeway Avenue
 4.11                         Venetian Isles                                    3700 North Federal Highway
 4.12                         Berkshire Crossing                                555 Hubbard Avenue
 4.13                         County Line Plaza                                 1053 East County Line Road
  5                 1         Westfield Fox Valley                              195 Fox Valley Center Drive
  6                 1         Newport Bluffs(1)                                 100 Vilaggio
  7                 1         Renaissance Tower Office Building                 1201 Elm Street
  8                 1         21-25 West 34th Street                            21-25 West 34th Street
  10                1         Deer Park Town Center                             20530 North Rand Road
  11                1         Dakota Square Mall                                2400 10th Street SW
  13                2         Pennwood Crossing MHP                             1201 Adler Drive
  14                1         Alhambra Towers                                   121 Alhambra Plaza
  15                2         AMLI at Riverbend                                 8850 Riverbend Parkway
  16                1         Hilton - Providence, RI(3)                        21 Atwells Avenue
  17                1         New Market Pool                                   Various
17.01                         New Market 2161                                   2161 Newmarket Parkway
17.02                         New Market 2211                                   2211 New Market Parkway
17.03                         New Market 2221                                   2221 New Market Parkway
17.04                         New Market 2121                                   2121 Newmarket Parkway
17.05                         New Market 2250                                   2250 New Market Parkway
17.06                         New Market 2110                                   2110 New Market Parkway
  18                1         Crossroads Technology Park                        3200 & 3280 Whipple Road
  20                2         Village on University Apartments                  1655 East University Drive
  21                1         Shoppes of Wellington Green                       10500 Forest Hill Boulevard
  22                2         The Fairways Apartments                           777 West Chandler Boulevard
  23                1         Barry Woods Crossings Shopping Center             8121-8341 N.W. Roanridge Road
  24                1         Weston One                                        1001 Winstead Drive
  25                1         Lakeland Commons Shopping Center                  200-250 Ridge Way
  26                1         Las Colinas Corporate Center II                   6363 North State Highway 161
  27                2         Raveneaux Apartments(4)                           14500 Cutten Road
  28                2         Gramercy Apartments                               9054 Gramercy Drive
  29                2         Rancho Solana Apartments                          2400-2444 Alvarado Street
  30                1         Concourse Office Plaza I & II                     4709 - 4711 Golf Road
  31                2         Napa Valley Apartments                            1349 West Horizon Ridge Parkway
  33                2         Pinnacle Grove Apartments                         701 West Grove Parkway
  34                1         Boulder Crossing Shopping Center                  5500 Boulder Way
  35                1         Sono Corporate Center                             50 Washington Street
  36                1         Reads Way                                         11, 13, & 15 Reads Way
  37                1         Professional Center at Pembroke Lakes Mall        400-700 North Hiatus Road
  38                1         Chestnut Run                                      4250 Lancaster Pike
  39                2         Melody Lakes Country Club Estates                 1045 North West End Boulevard
  40                2         Treybrooke Apartments                             701 Treybrooke Circle
  41                2         Smoky Crossing I Apartments(5)                    11647 Chapman Highway
  42                1         Cost Plus Plaza                                   2552 Taylor Street
  43                1         Las Colinas Corporate Center I                    6333 North State Highway 161
  44                1         The Forum at Ashley Park, Phase I                 100 Newnan Crossing Bypass
  46                1         Professional Centre at Gardens Mall               11601-11641 Kew Gardens Avenue
  47                1         Driftwood Village Shopping Center                 2238-2252 South Euclid Avenue
  48                1         Embassy Suites Tucson-Broadway(6)                 5335 East Broadway Boulevard
  49                2         Heritage Lake at Westland Apartments              1105 Lake Heritage Way
  50                1         Aetna Building - Fresno, CA                       1333-1385 East SHaw Avenue
  52                2         Andorra Apartments                                81-720 Avenue 46
  53                1         West Sahara Promenade                             8145 West Sahara Avenue
  54                2         Eagle Pointe Apartments(7)                        8608 Eagle Pointe Drive
  55                1         Twelve Oaks                                       5500 Abercorn Street
  56                1         Northdale Executive Center I & II                 3810 & 3820 Northdale Boulevard
  57                1         Arcadia Gateway Center - Office                   SWC Huntington Drive & 5th Avenue
  58                2         Silver Lakes Heights Apartments(8)                2020 Lake Heights Drive
  59                2         The Place at Greenway Apartments                  3333 Cummins Street
  60                1         The Crescent at Ballantyne                        15110 John J. Delaney Drive
  61                2         River Ranch Apartments                            6152 West Oakland Street
  62                1         Cambridge Center                                  38777 West Six Mile Road
  63                2         M Street Towers                                   1112 M Street NW
  64                1         Time Warner Call Center                           3140 West Arrowood Road
  65                1         Attic Self Storage Pool                           Various
65.01                         Attic Storage of Olathe                           11675 South Strang Line Road
65.02                         Attic Storage of Belton                           715 North Scott Avenue
65.03                         Attic Storage of Platte City                      2700 N.W. Prairie View Road
65.04                         Attic Storage of Kansas City                      2806 South 44th Street
65.05                         Attic Storage of Knobtown                         13824 Blue Parkway
65.06                         407Attic Storage of Needmore                      1702 East Kansas City Road
  66                1         Arcadia Gateway Center - Retail                   SWC Huntington Drive & 5th Avenue
  67                2         Tudor Heights Apartments                          10505 Evans Plaza
  70                1         Riveredge Pool                                    Various
70.01                         Riveredge II                                      42 Lukens Drive
70.02                         Riveredge III                                     59 Lukens Drive
70.03                         Riveredge IV                                      19 Lukens Drive
  72                1         100 Carillon Parkway                              100 Carillon Parkway
  73                1         PNC Bank Plaza                                    200 West Vine Street
  74                2         Avalon Park Apartments                            17000 SW Pacific Highway
  75                1         T-Mobile - Nashville, TN                          695 Grassmere Park
  76                2         Arbors at Fairview Apartments                     1000 Arbor Keats Drive
  77                1         Residence Inn - Virginia Beach, VA                3217 Atlantic Avenue
  78                1         Arcadia Gateway Center - Medical Office           SWC Huntington Drive & 5th Avenue
  79                1         Southtowne Plaza                                  3100 Oakland Avenue
  80                1         FBI - Albany, NY                                  200 McCarty Avenue
  81                2         Forest Ridge I Apartments(9)                      9706 Smoky Ridge Way
  82                1         MAC I and MAC II                                  828 and 801 Royal Parkway
  85                2         The Grove at White Oak Apartments(10)             1710 West TC Jester Boulevard
  86                1         Dick's Sporting Goods - Sterling, VA              21070 Dulles Town Center
  87                2         Beechwood Apartments                              2700 Cottage Place
  88                1         Llanerch Shopping Center                          365-403 West Chester Pike (PA Route 3)
  90                1         Heritage Place                                    227 French Landing Drive
  91                1         Atrium Crest                                      18333 Egret Bay Boulevard
  92                1         Woodberry Square Shopping Center                  7065 Allentown Road
  93                1         Camp Creek Center                                 8120 Camp Creek Boulevard
  94                1         Shops at Volente                                  11416 RR 620 North
  95                1         Big Dog Distribution Facility                     519 Lincoln County Parkway Extension
  96                2         Jefferson Trace Apartments                        2506 Atwell Drive
  97                2         The Venterra at Waters Edge Apartments            12330 Metric Boulevard
  98                1         Davis and Oak                                     1100-1118 Davis Street
 101                1         Holiday Inn - Bangor, ME(11)                      404 Odlin Road
 102                1         Summit Square                                     8410-8472 Federal Boulevard
 103                1         Parker Crossroads                                 10831 & 10841 South Crossroads Drive
 104                2         Park Manor Apartments                             22 Forest Circle
 107                1         St. Pete Post Office                              3135 1st Avenue
 108                1         Center Building                                   7825 Baymeadows Way
 109                1         First Commons Industrial Buildings(12)            4625 & 4635 West McDowell Road
 111                1         543 - 561 Lincoln Avenue                          543 - 561 Lincoln Avenue; 743-749 Elm Street
 112                1         1900 West New Hampshire Street                    1900 West New Hampshire Street
 114                2         The Hamilton                                      1025 Hancock Street
 115                2         Hinton Hollow Apartments(13)                      2812 Bakertown Road
 116                1         1 Derby Street                                    1 Derby Street
 117                1         Armitage and California                           2820 West Armitage Avenue & 2020 North California
                                                                                  Avenue
 118                2         Taylor Apartments                                 1660 & 1670 North 21st Road
 119                1         Courthouse Square                                 2124, 2126 and 2128 Jefferson Davis Highway
 120                1         4349 Duke Street                                  4349 Duke Street
 122                1         Walgreens - Edgewater, MD                         3106 Solomons Island Road
 123                1         501 - 507 Chestnut Court                          501-507 Chestnut Court
 124                1         715-729 Elm Street                                715 - 729 Elm Street
 126                2         Autumn Woods Apartments(14)                       9801 Autumnwood Circle
 127                1         Staples - Miami, FL                               9801 South Dixie Highway
 129                2         Dempster and Judson                               1243-1249 Judson Avenue
 131                1         Fox Mill Centre Outparcels 2B and 5               6822-6826 Walton Lane; 6709-6723 Walton Lane
 132                1         CVS - San Antonio, TX                             9838 Potranco Road
 134                2         Southern Woods Apartments(15)                     9100 Jenny Cook Circle
 136                1         Grand Oaks Plaza                                  6310 20th Street
 137                1         874-878 Green Bay                                 874 - 878 Green Bay Road
 138                1         Dollar General - Livingston, TN                   118 Tom Davis Road
 142                1         Advance Auto Grand Forks, ND                      3805 Gateway Drive

                                                                                                  Cut-Off Date
 Mortgage                                                                                         Loan Balance          Monthly P&I
Loan Number     City                  State           Zip Code          County                         ($)              Payments ($)
------------------------------------------------------------------------------------------------------------------------------------
  1          Various                  Various          Various        Various                    318,976,000.00              IO
 1.01        Lebanon                    IN              46052         Boone
 1.02        Plainfield                 IN              46168         Hendricks
 1.03        McDonough                  GA              30253         Henry
 1.04        Plainfield                 IN              46168         Hendricks
 1.05        Lebanon                    IN              46052         Boone
 1.06        Savannah                   GA              31407         Chatham
 1.07        East Point                 GA              30344         Fulton
 1.08        Plainfield                 IN              46168         Hendricks
 1.09        Plainfield                 IN              46168         Hendricks
 1.10        Lebanon                    IN              46052         Boone
 1.11        Plainfield                 IN              46168         Hendricks
 1.12        Lebanon                    IN              46052         Boone
 1.13        East Point                 GA              30344         Fulton
 1.14        Duluth                     GA              30097         Gwinnett
 1.15        Lebanon                    IN              46052         Boone
 1.16        Duluth                     GA              30097         Gwinnett
 1.17        Dacula                     GA              30019         Gwinnett
 1.18        Duluth                     GA              30097         Gwinnett
 1.19        Atlanta                    GA              30331         Fulton
 1.20        Duluth                     GA              30097         Gwinnett
 1.21        Atlanta                    GA              30344         Fulton
 1.22        Duluth                     GA              30097         Gwinnett
 1.23        Savannah                   GA              31408         Chatham
 1.24        Atlanta                    GA              30331         Fulton
 1.25        Atlanta                    GA              30331         Fulton
 1.26        Atlanta                    GA              30331         Fulton
 1.27        Atlanta                    GA              30331         Fulton
 2.00        Various                  Various          Various        Various                    233,977,430.00              IO
 2.01        Selden                     NY              11784         Suffolk
 2.02        Hermitage                  TN              37076         Davidson
 2.03        Carle Place                NY              11514         Nassau
 2.04        Rutland                    VT              05701         Ruthland
 2.05        Christiansburg             VA              24073         Montgomery
 2.06        Torrington                 CT              6790          Litchfield
 2.07        Somersworth                NH              3878          Strafford
 2.08        Franklin                   TN              37064         Williamson
 2.09        Westfield                  MA              1085          Hampden
 2.10        Hartsdale                  NY              10530         Westchester
 2.11        Traverse City              MI              49684         Grand Traverse
 2.12        Bethlehem                  PA              18018         Lehigh
 2.13        South Windsor              CT              6074          Hartford
 2.14        Apple Valley               MN              55124         Dakota
 2.15        Fort Worth                 TX              76109         Tarrant
 2.16        Greensboro                 NC              27409         Guilford
 3.00        Riverside                  CA              92503         Riverside                  205,000,000.00              IO
 4.00        Various                  Various          Various        Various                    161,039,673.00              IO
 4.01        Lawrence                   NY              11559         Nassau
 4.02        Manchester                 CT              6042          Hartford
 4.03        Salisbury                  NC              28146         Rowan
 4.04        Kings Park                 NY              11754         Suffolk
 4.05        Lynn                       MA              1901          Essex
 4.06        Parsippany                 NJ              7054          Morris
 4.07        Wilmington                 NC              28405         New Hanover
 4.08        Rockville Centre           NY              11570         Nassau
 4.09        East Setauket              NY              11733         Suffolk
 4.1         East Setauket              NY              11733         Suffolk
 4.11        Lighthouse Point           FL              33064         Broward
 4.12        Pittsfield                 MA              1201          Berkshire
 4.13        Jackson                    MS              39211         Hinds
  5          Aurora                     IL              60504         DuPage                     150,000,000.00              IO
  6          Newport Beach              CA              92660         Orange                     132,000,000.00              IO
  7          Dallas                     TX              75270         Dallas                     129,000,000.00          761,023.81
  8          New York                   NY              10001         New York                   100,000,000.00              IO
  10         Deer Park                  IL              60010         Lake                        60,000,000.00              IO
  11         Minot                      ND              58701         Ward                        58,000,000.00          343,614.49
  13         Morrisville                PA              19067         Bucks                       56,800,000.00              IO
  14         Coral Gables               FL              33134         Miami-Dade                  52,000,000.00              IO
  15         Indianapolis               IN              46250         Marion                      50,000,000.00          290,200.21
  16         Providence                 RI              2903          Providence                  49,000,000.00          300,109.80
  17         Marietta                   GA              30067         Cobb                        37,000,000.00          224,696.28
17.01        Marietta                   GA              30067         Cobb
17.02        Marietta                   GA              30067         Cobb
17.03        Marietta                   GA              30067         Cobb
17.04        Marietta                   GA              30067         Cobb
17.05        Marietta                   GA              30067         Cobb
17.06        Marietta                   GA              30067         Cobb
  18         Union City                 CA              94587         Alameda                     35,000,000.00              IO
  20         Tempe                      AZ              85281         Maricopa                    33,150,000.00              IO
  21         Wellington                 FL              33414         Palm Beach                  30,750,000.00              IO
  22         Chandler                   AZ              85225         Maricopa                    30,315,000.00              IO
  23         Kansas City                MO              64155         Platte                      28,275,000.00              IO
  24         Cary                       NC              27513         Wake                        28,200,000.00              IO
  25         Flowood                    MS              39232         Rankin                      25,600,000.00          149,882.89
  26         Irving                     TX              75038         Dallas                      25,025,000.00              IO
  27         Houston                    TX              77069         Harris                      24,475,000.00          151,254.36
  28         San Diego                  CA              92123         San Diego                   23,000,000.00              IO
  29         Oxnard                     CA              93036         Ventura                     23,000,000.00              IO
  30         Skokie                     IL              60076         Cook                        22,600,000.00              IO
  31         Henderson                  NV              89012         Clark                       22,400,000.00              IO
  33         Tempe                      AZ              85283         Maricopa                    22,100,000.00              IO
  34         Las Vegas                  NV              89122         Clark                       21,000,000.00              IO
  35         Norwalk                    CT              6854          Fairfield                   20,000,000.00          121,975.15
  36         New Castle                 DE              19720         New Castle                  18,800,000.00          108,045.43
  37         Pembroke Pines             FL              33026         Broward                     18,750,000.00              IO
  38         Wilmington                 DE              19720         New Castle                  18,400,000.00          105,746.59
  39         Quakertown                 PA              18951         Bucks                       18,080,000.00              IO
  40         Greenville                 NC              27834         Pitt                        18,000,000.00              IO
  41         Seymour                    TN              37865         Sevier                      17,600,000.00              IO
  42         San Francisco              CA              94133         San Francisco               17,500,000.00              IO
  43         Irving                     TX              75038         Dallas                      17,500,000.00              IO
  44         Newnan                     GA              30265         Coweta                      17,500,000.00              IO
  46         Palm Beach Gardens         FL              33410         Palm Beach                  17,250,000.00              IO
  47         Ontario                    CA              91762         San Bernardino              17,000,000.00              IO
  48         Tucson                     AZ              85711         Pima                        17,000,000.00          101,595.93
  49         Knoxville                  TN              37922         Knox                        16,185,000.00              IO
  50         Fresno                     CA              93710         Fresno                      16,043,000.00              IO
  52         Indio                      CA              92201         Riverside                   15,500,000.00              IO
  53         Las Vegas                  NV              89117         Clark                       15,500,000.00              IO
  54         Knoxville                  TN              37931         Knox                        15,200,000.00              IO
  55         Savannah                   GA              31405         Chatham                     15,120,000.00              IO
  56         Tampa                      FL              33624         Hillsborough                14,950,000.00              IO
  57         Arcadia                    CA              91006         Los Angeles                 14,880,000.00              IO
  58         Everett                    WA              98208         Snohomish                   14,700,000.00              IO
  59         Houston                    TX              77036         Harris                      14,700,000.00              IO
  60         Charlotte                  NC              28277         Mecklenburg                 14,450,000.00           84,418.10
  61         Chandler                   AZ              85226         Maricopa                    14,050,000.00              IO
  62         Livonia                    MI              48152         Wayne                       13,375,000.00           77,883.02
  63         Washington                 DC              20005         District Of Columbia        13,300,000.00           76,520.32
  64         Charlotte                  NC              28273         Mecklenburg                 13,025,000.00              IO
  65         Various                  Various          Various        Various                     13,000,000.00              IO
65.01        Olathe                     KS              66062         Johnson
65.02        Belton                     MO              64012         Cass
65.03        Platte City                MO              64079         Platte
65.04        Kansas City                KS              66106         Wyandotte
65.05        Kansas City                MO              64139         Jackson
65.06        Olathe                     KS              66061         Johnson
  66         Arcadia                    CA              91006         Los Angeles                 12,820,000.00              IO
  67         Omaha                      NE              68134         Douglas                     12,500,000.00           72,708.56
  70         New Castle                 DE              19720         New Castle                  12,160,000.00           69,884.70
70.01        New Castle                 DE              19720         New Castle
70.02        New Castle                 DE              19720         New Castle
70.03        New Castle                 DE              19720         New Castle
  72         Saint Petersburg           FL              33716         Pinellas                    11,500,000.00           68,210.70
  73         Lexington                  KY              40507         Fayette                     11,350,000.00           65,659.83
  74         Tigard                     OR              97224         Washington                  11,000,000.00              IO
  75         Nashville                  TN              37211         Davidson                    10,885,000.00           62,419.88
  76         Simpsonville               SC              29680         Greenville                  10,500,000.00           61,035.23
  77         Virginia Beach             VA              23451         Virginia Beach City         10,500,000.00           66,883.53
  78         Arcadia                    CA              91006         Los Angeles                 10,300,000.00              IO
  79         Indiana                    PA              15701         Indiana                     10,200,000.00           63,984.07
  80         Albany                     NY              14202         Albany                      10,137,000.00              IO
  81         Knoxville                  TN              37931         Knox                        9,800,000.00               IO
  82         Nashville                  TN              37214         Davidson                    9,800,000.00            56,755.10
  85         Houston                    TX              77008         Harris                      9,000,000.00            50,201.21
  86         Sterling                   VA              20166         Loundoun                    8,982,796.47            52,807.77
  87         Greensboro                 NC              27455         Guilford                    8,625,000.00            49,242.72
  88         Haverford Township         PA              19083         Delaware                    8,450,000.00            50,174.12
  90         Nashville                  TN              37228         Davidson                    8,240,000.00            47,720.61
  91         Houston                    TX              77058         Harris                      8,150,000.00            47,302.63
  92         Temple Hills               MD              20748         Prince Georges              8,000,000.00            47,553.35
  93         Olive Branch               MS              38654         DeSoto                      7,800,000.00               IO
  94         Austin                     TX              78726         Travis                      7,680,600.00            46,692.97
  95         Lincolnton                 NC              28093         Lincoln                     7,630,000.00            47,726.10
  96         Richmond                   VA              23234         City of Richmond            7,250,000.00            41,073.77
  97         Austin                     TX              78758         Travis                      7,100,000.00               IO
  98         Evanston                   IL              60201         Cook                        7,030,000.00               IO
 101         Bangor                     ME              4401          Penobscot                   6,700,000.00            73,712.60
 102         Westminster                CO              80031         Adams                       6,700,000.00            39,526.04
 103         Parker                     CO              80134         Douglas                     6,650,000.00               IO
 104         Newnan                     GA              30265         Coweta                      6,500,000.00               IO
 107         Saint Petersburg           FL              33730         Pinellas                    6,250,000.00            44,058.81
 108         Jacksonville               FL              32256         Duval                       6,200,000.00            36,695.16
 109         Phoenix                    AZ              85035         Maricopa                    6,200,000.00               IO
 111         Winnetka                   IL              60093         Cook                        5,640,000.00               IO
 112         Orlando                    FL              32804         Orange                      5,400,000.00            31,375.85
 114         Quincy                     MA              2169          Norfolk                     5,000,000.00            28,925.04
 115         Knoxville                  TN              37931         Knox                        4,840,000.00               IO
 116         Hingham                    MA              2043          Plymouth                    4,750,000.00            28,448.12
 117         Chicago                    IL              60647         Cook                        4,750,000.00            27,719.71
 118         Arlington                  VA              22209         Arlington                   4,600,000.00            26,669.28
 119         Stafford                   VA              22554         Stafford                    4,400,000.00            25,901.25
 120         Alexandria                 VA              22304         Alexandria City             4,150,000.00               IO
 122         Edgewater                  MD              21037         Anne Arundel                3,795,971.97            21,983.03
 123         Winnetka                   IL              60093         Cook                        3,620,000.00               IO
 124         Winnetka                   IL              60093         Cook                        3,590,000.00               IO
 126         Knoxville                  TN              37932         Knox                        3,220,000.00               IO
 127         Miami                      FL              33156         Miami-Dade                  3,196,721.89            18,878.11
 129         Evanston                   IL              60201         Cook                        2,915,000.00               IO
 131         Gloucester                 VA              23061         Gloucester                  2,800,000.00            16,215.74
 132         San Antonio                TX              78251         Bexar                       2,690,000.00               IO
 134         Knoxville                  TN              37923         Knox                        2,460,000.00               IO
 136         Vero Beach                 FL              32966         Indian River                2,142,000.00            12,459.34
 137         Winnetka                   IL              60093         Cook                        2,100,000.00               IO
 138         Livingston                 TN              38570         Overton                     1,856,000.00               IO
 142         Grand Forks                ND              58203         Grand Forks                  840,000.00                IO

                                                                                        Original         Remaining
                                                                                         Term to          Term to       Maturity
 Mortgage       Grace           Mortgage             Number of         Unit of         Maturity or      Maturity or       Date
Loan Number     Days            Rate (%)               Units           Measure          ARD (Mos.)       ARD (Mos.)      or ARD
------------------------------------------------------------------------------------------------------------------------------------
  1        3 (once a year)       5.9140%             8,324,477         Sq. Ft.             120               119        11/11/16
 1.01                                                 842,000          Sq. Ft.
 1.02                                                 650,760          Sq. Ft.
 1.03                                                 759,300          Sq. Ft.
 1.04                                                 600,576          Sq. Ft.
 1.05                                                 689,009          Sq. Ft.
 1.06                                                 200,000          Sq. Ft.
 1.07                                                 607,650          Sq. Ft.
 1.08                                                 481,874          Sq. Ft.
 1.09                                                 450,000          Sq. Ft.
 1.10                                                 418,400          Sq. Ft.
 1.11                                                 426,326          Sq. Ft.
 1.12                                                 395,679          Sq. Ft.
 1.13                                                 301,200          Sq. Ft.
 1.14                                                 250,000          Sq. Ft.
 1.15                                                 250,000          Sq. Ft.
 1.16                                                 101,600          Sq. Ft.
 1.17                                                 108,400          Sq. Ft.
 1.18                                                 86,000           Sq. Ft.
 1.19                                                 60,177           Sq. Ft.
 1.20                                                 89,636           Sq. Ft.
 1.21                                                 129,842          Sq. Ft.
 1.22                                                 79,110           Sq. Ft.
 1.23                                                 150,000          Sq. Ft.
 1.24                                                 44,306           Sq. Ft.
 1.25                                                 61,318           Sq. Ft.
 1.26                                                 57,168           Sq. Ft.
 1.27                                                 34,146           Sq. Ft.
 2.00             2              5.4400%             3,281,027         Sq. Ft.             120               120        12/09/16
 2.01                                                 175,086          Sq. Ft.
 2.02                                                 278,017          Sq. Ft.
 2.03                                                 89,704           Sq. Ft.
 2.04                                                 224,514          Sq. Ft.
 2.05                                                 181,055          Sq. Ft.
 2.06                                                 125,710          Sq. Ft.
 2.07                                                 146,947          Sq. Ft.
 2.08                                                 264,360          Sq. Ft.
 2.09                                                 103,903          Sq. Ft.
 2.10                                                 191,085          Sq. Ft.
 2.11                                                 387,273          Sq. Ft.
 2.12                                                 372,243          Sq. Ft.
 2.13                                                 12,000           Sq. Ft.
 2.14                                                 124,937          Sq. Ft.
 2.15                                                 197,424          Sq. Ft.
 2.16                                                 406,769          Sq. Ft.
 3.00                            5.3050%              564,247          Sq. Ft.             60                 58        10/11/11
 4.00             2              5.4200%             1,777,884         Sq. Ft.             84                 84        12/09/13
 4.01                                                 61,295           Sq. Ft.
 4.02                                                 103,931          Sq. Ft.
 4.03                                                 349,433          Sq. Ft.
 4.04                                                 71,940           Sq. Ft.
 4.05                                                 78,092           Sq. Ft.
 4.06                                                 159,454          Sq. Ft.
 4.07                                                 143,763          Sq. Ft.
 4.08                                                 44,131           Sq. Ft.
 4.09                                                 84,480           Sq. Ft.
 4.1                                                  77,458           Sq. Ft.
 4.11                                                 183,867          Sq. Ft.
 4.12                                                 198,473          Sq. Ft.
 4.13                                                 221,567          Sq. Ft.
  5                              5.3700%              552,388          Sq. Ft.             120               119        11/11/16
  6                              6.1040%               1,052            Units              120               118        10/11/16
  7                              5.8500%             1,729,294         Sq. Ft.             120               119        11/11/16
  8                              5.7600%              27,900           Sq. Ft.             120               120        12/11/16
  10                             5.5900%              340,369          Sq. Ft.             60                 58        10/11/11
  11                             5.8891%              593,626          Sq. Ft.             120               119        11/11/16
  13                             5.7900%               1,079             Pads              120               119        11/11/16
  14                             5.8800%              174,310          Sq. Ft.             120               119        11/11/16
  15                             5.7000%                996             Units              120               118        10/11/16
  16                             6.2000%                274             Rooms              120               120        12/11/16
  17                             6.1200%              469,667          Sq. Ft.             120               119        11/11/16
17.01                                                 109,837          Sq. Ft.
17.02                                                 108,004          Sq. Ft.
17.03                                                 68,991           Sq. Ft.
17.04                                                 86,006           Sq. Ft.
17.05                                                 57,903           Sq. Ft.
17.06                                                 38,926           Sq. Ft.
  18                             5.6600%              322,318          Sq. Ft.             120               119        11/11/16
  20                             5.9200%                288             Units              120               120        12/11/16
  21                             5.5700%              130,838          Sq. Ft.             120               120        12/11/16
  22                             6.0500%                352             Units              60                 60        12/11/11
  23                             5.3800%              245,590          Sq. Ft.             120               114        06/11/16
  24                             5.4850%              212,267          Sq. Ft.             120               118        10/11/16
  25                             5.7800%              211,749          Sq. Ft.             120               119        11/11/16
  26                             5.7000%              226,904          Sq. Ft.             120               118        10/11/16
  27                             6.2850%                382             Units              120               117        09/11/16
  28                             5.7600%                184             Units              120               118        10/11/16
  29                             5.8500%                168             Units              120               119        11/11/16
  30                             5.5300%              293,643          Sq. Ft.             120               119        11/11/16
  31                             5.5800%                240             Units              60                 60        12/11/11
  33                             6.0900%                247             Units              60                 60        12/11/11
  34                             5.7900%              107,705          Sq. Ft.             120               119        11/11/16
  35                             6.1600%              185,532          Sq. Ft.             120               119        11/11/16
  36                             5.6100%              126,935          Sq. Ft.             120               119        11/11/16
  37                             5.8400%              91,845           Sq. Ft.             120               120        12/11/16
  38                             5.6100%              98,500           Sq. Ft.             120               119        11/11/16
  39                             5.7900%                356              Pads              120               119        11/11/16
  40                             5.7600%                457             Units              120               119        11/11/16
  41                             6.0200%                222             Units              120               118        10/11/16
  42                             5.6500%              88,338           Sq. Ft.             120               118        10/11/16
  43                             5.7000%              159,212          Sq. Ft.             120               118        10/11/16
  44                             5.6400%              110,178          Sq. Ft.             120               118        10/11/16
  46                             5.8400%              85,022           Sq. Ft.             120               120        12/11/16
  47                             5.7900%              95,420           Sq. Ft.             120               119        11/11/16
  48                             5.9700%                142             Rooms              120               120        12/11/16
  49                             5.2600%                262             Units              120               120        12/11/16
  50                             5.6300%              122,605          Sq. Ft.             120               120        12/11/16
  52                             6.5050%                186             Units              60                 57        09/11/11
  53                             5.8000%              88,455           Sq. Ft.             120               120        12/11/16
  54                             6.0200%                226             Units              120               118        10/11/16
  55                             5.6300%              105,084          Sq. Ft.             120               120        12/11/16
  56                             5.6200%              138,772          Sq. Ft.             120               120        12/11/16
  57                             6.0700%              64,828           Sq. Ft.             120               119        11/11/16
  58                             5.8000%                200             Units              60                 59        11/11/11
  59                             5.6100%                219             Units              60                 60        12/11/11
  60       3 (once a year)       5.7600%              59,472           Sq. Ft.             120               119        11/11/16
  61                             6.4200%                186             Units              60                 60        12/11/11
  62                             5.7300%              116,339          Sq. Ft.             120               119        11/11/16
  63                             5.6200%                124             Units              120               120        12/11/16
  64                             5.5700%              113,600          Sq. Ft.             120               119        11/11/16
  65                             5.9100%              533,653          Sq. Ft.             120               119        11/11/16
65.01                                                 117,725          Sq. Ft.
65.02                                                 123,733          Sq. Ft.
65.03                                                 73,600           Sq. Ft.
65.04                                                 71,085           Sq. Ft.
65.05                                                 111,010          Sq. Ft.
65.06                                                 36,500           Sq. Ft.
  66                             6.0700%              43,456           Sq. Ft.             120               119        11/11/16
  67                             5.7200%                418             Units              120               119        11/11/16
  70                             5.6100%              244,158          Sq. Ft.             120               119        11/11/16
70.01                                                 120,300          Sq. Ft.
70.02                                                 62,000           Sq. Ft.
70.03                                                 61,858           Sq. Ft.
  72                             5.9000%              79,660           Sq. Ft.             120               119        11/11/16
  73                             5.6700%              92,815           Sq. Ft.             120               120        12/11/16
  74                             5.8900%                192             Units              120               120        12/11/16
  75                             5.5900%              69,287           Sq. Ft.             120               120        12/11/16
  76                             5.7140%                168             Units              120               119        11/11/16
  77                             5.8800%                72              Rooms              120               119        11/11/16
  78                             6.0700%              48,455           Sq. Ft.             120               119        11/11/16
  79                             5.7200%              236,345          Sq. Ft.             120               120        12/11/16
  80                             5.5000%              95,500           Sq. Ft.             120               119        11/11/16
  81                             6.0200%                140             Units              120               118        10/11/16
  82                             5.6800%              125,290          Sq. Ft.             120               120        12/11/16
  85                             5.3400%                156             Units              120               118        10/11/16
  86                             5.8000%              75,000           Sq. Ft.             120               118        10/11/16
  87                             5.5500%                208             Units              120               120        12/11/16
  88                             5.9100%              41,151           Sq. Ft.             120               118        10/11/16
  90                             5.6800%              107,782          Sq. Ft.             120               120        12/11/16
  91                             5.7000%              106,320          Sq. Ft.             120               119        11/11/16
  92                             5.9200%              53,110           Sq. Ft.             120               120        12/11/16
  93                             5.7500%              56,004           Sq. Ft.             120               119        11/11/16
  94                             6.1300%              30,868           Sq. Ft.             120               116        08/11/16
  95                             6.4000%              229,000          Sq. Ft.             60                 60        12/11/11
  96                             5.4800%                224             Units              120               120        12/11/16
  97                             5.8200%                184             Units              60                 58        10/11/11
  98                             5.8800%                52              Units              120               119        11/11/16
 101                             5.8000%                207             Rooms              120               120        12/11/16
 102                             5.8500%              96,153           Sq. Ft.             120               118        10/11/16
 103                             5.6000%              52,328           Sq. Ft.             120               120        12/11/16
 104                             5.7500%                114             Units              120               119        11/11/16
 107                             5.8000%              159,494          Sq. Ft.             120               120        12/11/16
 108                             5.8800%              95,739           Sq. Ft.             120               119        11/11/16
 109                             5.8100%              99,436           Sq. Ft.             120               119        11/11/16
 111                             5.8800%              24,650           Sq. Ft.             120               119        11/11/16
 112                             5.7100%              144,889          Sq. Ft.             120               118        10/11/16
 114                             5.6700%                48              Units              120               120        12/11/16
 115                             6.0200%                76              Units              120               118        10/11/16
 116                             5.9900%              16,206           Sq. Ft.             120               120        12/11/16
 117                             5.7500%              18,275           Sq. Ft.             120               120        12/11/16
 118                             5.6900%                28              Units              120               119        11/11/16
 119                             5.8300%              26,783           Sq. Ft.             120               119        11/11/16
 120                             5.8300%              21,578           Sq. Ft.             120               120        12/11/16
 122                             5.6700%              14,820           Sq. Ft.             120               119        11/11/16
 123                             5.8800%              20,700           Sq. Ft.             120               119        11/11/16
 124                             5.8800%              20,475           Sq. Ft.             120               119        11/11/16
 126                             6.0200%                60              Units              120               118        10/11/16
 127                             5.8500%              16,827           Sq. Ft.             120               119        11/11/16
 129                             5.8800%                19              Units              120               119        11/11/16
 131                             5.6800%              14,990           Sq. Ft.             120               120        12/11/16
 132                             5.2800%              13,813           Sq. Ft.             120               116        08/11/16
 134                             6.0200%                41              Units              120               118        10/11/16
 136                             5.7200%               7,200           Sq. Ft.             120               120        12/11/16
 137                             5.8800%              12,900           Sq. Ft.             120               119        11/11/16
 138                             5.7900%              24,341           Sq. Ft.             120               115        07/11/16
 142                             5.8700%               7,000           Sq. Ft.             120               117        09/11/16

                 Original        Remaining                            Master
Mortgage           Amort           Amort                            Servicing                                          Anticipated
  Loan             Term             Term           Ground              Fee                                              Repayment
 Number           (Mos.)           (Mos.)           Lease              Rate                      ARD Loan                  Date
------------------------------------------------------------------------------------------------------------------------------------
  1                 IO               IO            Various            0.02000%                        N
 1.01                                                Fee
 1.02                                                Fee
 1.03                                                Fee
 1.04                                                Fee
 1.05                                                Fee
 1.06                                             Leasehold
 1.07                                                Fee
 1.08                                                Fee
 1.09                                                Fee
 1.10                                                Fee
 1.11                                                Fee
 1.12                                                Fee
 1.13                                                Fee
 1.14                                                Fee
 1.15                                                Fee
 1.16                                                Fee
 1.17                                                Fee
 1.18                                                Fee
 1.19                                                Fee
 1.20                                                Fee
 1.21                                                Fee
 1.22                                                Fee
 1.23                                                Fee
 1.24                                                Fee
 1.25                                                Fee
 1.26                                                Fee
 1.27                                                Fee
 2.00               IO               IO            Various            0.02000%                        N
 2.01                                                Fee
 2.02                                               Both
 2.03                                                Fee
 2.04                                                Fee
 2.05                                                Fee
 2.06                                                Fee
 2.07                                                Fee
 2.08                                                Fee
 2.09                                                Fee
 2.10                                                Fee
 2.11                                                Fee
 2.12                                                Fee
 2.13                                                Fee
 2.14                                                Fee
 2.15                                             Leasehold
 2.16                                                Fee
 3.00               IO               IO             Both              0.02000%                        N
 4.00               IO               IO              Fee              0.02000%                        N
 4.01                                                Fee
 4.02                                                Fee
 4.03                                                Fee
 4.04                                                Fee
 4.05                                                Fee
 4.06                                                Fee
 4.07                                                Fee
 4.08                                                Fee
 4.09                                                Fee
 4.1                                                 Fee
 4.11                                                Fee
 4.12                                                Fee
 4.13                                                Fee
  5                 IO               IO              Fee              0.02000%                        N
  6                 IO               IO              Fee              0.02000%                        N
  7                360              360             Both              0.02000%                        N
  8                 IO               IO              Fee              0.02000%                        N
  10                IO               IO              Fee              0.02000%                        N
  11               360              360              Fee              0.02000%                        N
  13                IO               IO              Fee              0.02000%                        N
  14                IO               IO              Fee              0.02000%                        N
  15               360              360              Fee              0.02000%                        N
  16               360              360              Fee              0.03500%                        N
  17               360              360              Fee              0.02000%                        N
17.01                                                Fee
17.02                                                Fee
17.03                                                Fee
17.04                                                Fee
17.05                                                Fee
17.06                                                Fee
  18                IO               IO              Fee              0.03000%                        N
  20                IO               IO              Fee              0.02000%                        Y                12/11/2016
  21                IO               IO              Fee              0.02000%                        N
  22                IO               IO              Fee              0.02000%                        N
  23                IO               IO              Fee              0.02000%                        Y                6/11/2016
  24                IO               IO              Fee              0.02000%                        N
  25               360              360              Fee              0.05000%                        N
  26                IO               IO              Fee              0.02000%                        N
  27               360              360              Fee              0.02000%                        N
  28                IO               IO              Fee              0.02000%                        N
  29                IO               IO              Fee              0.02000%                        N
  30                IO               IO              Fee              0.05000%                        N
  31                IO               IO              Fee              0.02000%                        N
  33                IO               IO              Fee              0.02000%                        N
  34                IO               IO              Fee              0.02000%                        N
  35               360              360              Fee              0.02000%                        N
  36               360              360              Fee              0.02000%                        N
  37                IO               IO              Fee              0.02000%                        N
  38               360              360              Fee              0.02000%                        N
  39                IO               IO              Fee              0.02000%                        N
  40                IO               IO              Fee              0.02000%                        N
  41                IO               IO              Fee              0.02000%                        N
  42                IO               IO              Fee              0.02000%                        N
  43                IO               IO              Fee              0.02000%                        N
  44                IO               IO              Fee              0.02000%                        N
  46                IO               IO              Fee              0.02000%                        N
  47                IO               IO             Both              0.05000%                        N
  48               360              360              Fee              0.02000%                        N
  49                IO               IO              Fee              0.02000%                        N
  50                IO               IO              Fee              0.02000%                        N
  52                IO               IO              Fee              0.02000%                        N
  53                IO               IO              Fee              0.02000%                        N
  54                IO               IO              Fee              0.02000%                        N
  55                IO               IO              Fee              0.02000%                        N
  56                IO               IO              Fee              0.02000%                        N
  57                IO               IO              Fee              0.02000%                        N
  58                IO               IO              Fee              0.02000%                        N
  59                IO               IO              Fee              0.06000%                        N
  60               360              360              Fee              0.02000%                        Y                11/11/2016
  61                IO               IO              Fee              0.02000%                        N
  62               360              360              Fee              0.02000%                        N
  63               360              360              Fee              0.02000%                        N
  64                IO               IO              Fee              0.02000%                        N
  65                IO               IO              Fee              0.02000%                        N
65.01                                                Fee
65.02                                                Fee
65.03                                                Fee
65.04                                                Fee
65.05                                                Fee
65.06                                                Fee
  66                IO               IO              Fee              0.02000%                        N
  67               360              360              Fee              0.02000%                        N
  70               360              360              Fee              0.02000%                        N
70.01                                                Fee
70.02                                                Fee
70.03                                                Fee
  72               360              360              Fee              0.02000%                        Y                11/11/2016
  73               360              360              Fee              0.02000%                        N
  74                IO               IO              Fee              0.02000%                        N
  75               360              360              Fee              0.02000%                        N
  76               360              360              Fee              0.02000%                        N
  77               300              300             Both              0.02000%                        N
  78                IO               IO              Fee              0.02000%                        N
  79               300              300              Fee              0.02000%                        N
  80                IO               IO              Fee              0.02000%                        Y                11/11/2016
  81                IO               IO              Fee              0.02000%                        N
  82               360              360              Fee              0.02000%                        N
  85               360              360              Fee              0.02000%                        N
  86               360              358           Leasehold           0.02000%                        Y                10/11/2016
  87               360              360              Fee              0.02000%                        N
  88               360              360              Fee              0.02000%                        N
  90               360              360              Fee              0.02000%                        N
  91               360              360              Fee              0.06000%                        N
  92               360              360              Fee              0.02000%                        N
  93                IO               IO              Fee              0.02000%                        N
  94               360              360              Fee              0.07000%                        N
  95               360              360              Fee              0.02000%                        Y                12/11/2011
  96               360              360              Fee              0.02000%                        N
  97                IO               IO              Fee              0.06000%                        N
  98                IO               IO              Fee              0.02000%                        N
 101               120              120              Fee              0.02000%                        N
 102               360              360              Fee              0.02000%                        N
 103                IO               IO              Fee              0.07000%                        N
 104                IO               IO              Fee              0.06000%                        N
 107               240              240              Fee              0.02000%                        Y                12/11/2016
 108               360              360              Fee              0.02000%                        N
 109                IO               IO              Fee              0.07000%                        N
 111                IO               IO              Fee              0.02000%                        N
 112               360              360              Fee              0.02000%                        N
 114               360              360              Fee              0.02000%                        N
 115                IO               IO              Fee              0.02000%                        N
 116               360              360              Fee              0.02000%                        N
 117               360              360              Fee              0.02000%                        N
 118               360              360              Fee              0.02000%                        N
 119               360              360              Fee              0.02000%                        N
 120                IO               IO              Fee              0.02000%                        N
 122               360              359           Leasehold           0.02000%                        Y                11/11/2016
 123                IO               IO              Fee              0.02000%                        N
 124                IO               IO              Fee              0.02000%                        N
 126                IO               IO              Fee              0.02000%                        N
 127               360              359         Subleasehold          0.02000%                        N
 129                IO               IO              Fee              0.02000%                        N
 131               360              360              Fee              0.02000%                        N
 132                IO               IO              Fee              0.02000%                        Y                8/11/2016
 134                IO               IO              Fee              0.02000%                        N
 136               360              360              Fee              0.02000%                        N
 137                IO               IO              Fee              0.02000%                        N
 138                IO               IO              Fee              0.02000%                        Y                7/11/2016
 142                IO               IO              Fee              0.02000%                        Y                9/11/2016

Mortgage
  Loan                                                                                                    Loan         Environmental
 Number                                      Additional Interest Rate                                  Originator        Insurance
------------------------------------------------------------------------------------------------------------------------------------
  1                                                                                                     Wachovia             N
 1.01                                                                                                                        N
 1.02                                                                                                                        N
 1.03                                                                                                                        N
 1.04                                                                                                                        N
 1.05                                                                                                                        N
 1.06                                                                                                                        N
 1.07                                                                                                                        N
 1.08                                                                                                                        N
 1.09                                                                                                                        N
 1.10                                                                                                                        N
 1.11                                                                                                                        N
 1.12                                                                                                                        N
 1.13                                                                                                                        N
 1.14                                                                                                                        N
 1.15                                                                                                                        N
 1.16                                                                                                                        N
 1.17                                                                                                                        N
 1.18                                                                                                                        N
 1.19                                                                                                                        N
 1.20                                                                                                                        N
 1.21                                                                                                                        N
 1.22                                                                                                                        N
 1.23                                                                                                                        N
 1.24                                                                                                                        N
 1.25                                                                                                                        N
 1.26                                                                                                                        N
 1.27                                                                                                                        N
 2.00                                                                                                   Wachovia             N
 2.01                                                                                                                        N
 2.02                                                                                                                        N
 2.03                                                                                                                        N
 2.04                                                                                                                        N
 2.05                                                                                                                        N
 2.06                                                                                                                        N
 2.07                                                                                                                        N
 2.08                                                                                                                        N
 2.09                                                                                                                        N
 2.10                                                                                                                        N
 2.11                                                                                                                        N
 2.12                                                                                                                        N
 2.13                                                                                                                        N
 2.14                                                                                                                        N
 2.15                                                                                                                        N
 2.16                                                                                                                        N
 3.00                                                                                                   Wachovia             N
 4.00                                                                                                   Wachovia             N
 4.01                                                                                                                        N
 4.02                                                                                                                        N
 4.03                                                                                                                        N
 4.04                                                                                                                        N
 4.05                                                                                                                        N
 4.06                                                                                                                        N
 4.07                                                                                                                        N
 4.08                                                                                                                        N
 4.09                                                                                                                        N
 4.1                                                                                                                         N
 4.11                                                                                                                        N
 4.12                                                                                                                        N
 4.13                                                                                                                        N
  5                                                                                                     Wachovia             N
  6                                                                                                     Wachovia             N
  7                                                                                                     Wachovia             N
  8                                                                                                     Wachovia             N
  10                                                                                                    Wachovia             N
  11                                                                                                    Wachovia             N
  13                                                                                                    Wachovia             N
  14                                                                                                    Wachovia             N
  15                                                                                                    Wachovia             N
  16                                                                                                    Wachovia             N
  17                                                                                                    Wachovia             N
17.01                                                                                                                        N
17.02                                                                                                                        N
17.03                                                                                                                        N
17.04                                                                                                                        N
17.05                                                                                                                        N
17.06                                                                                                                        N
  18                                                                                                    Wachovia             N
  20                      Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%                 Wachovia             N
  21                                                                                                    Wachovia             N
  22                                                                                                    Wachovia             N
  23                      Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                 Wachovia             N
  24                                                                                                    Wachovia             N
  25                                                                                                    Wachovia             N
  26                                                                                                    Wachovia             N
  27                                                                                                    Wachovia             N
  28                                                                                                    Wachovia             N
  29                                                                                                    Wachovia             N
  30                                                                                                    Wachovia             N
  31                                                                                                    Wachovia             N
  33                                                                                                    Wachovia             N
  34                                                                                                    Wachovia             N
  35                                                                                                    Wachovia             N
  36                                                                                                    Wachovia             N
  37                                                                                                    Wachovia             N
  38                                                                                                    Wachovia             N
  39                                                                                                    Wachovia             N
  40                                                                                                    Wachovia             N
  41                                                                                                    Wachovia             N
  42                                                                                                    Wachovia             N
  43                                                                                                    Wachovia             N
  44                                                                                                    Wachovia             N
  46                                                                                                    Wachovia             N
  47                                                                                                    Wachovia             N
  48                                                                                                    Wachovia             N
  49                                                                                                    Wachovia             N
  50                                                                                                    Wachovia             N
  52                                                                                                    Wachovia             N
  53                                                                                                    Wachovia             N
  54                                                                                                    Wachovia             N
  55                                                                                                    Wachovia             N
  56                                                                                                    Wachovia             N
  57                                                                                                    Wachovia             N
  58                                                                                                    Wachovia             N
  59                                                                                                    Wachovia             N
  60                      Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%                 Wachovia             N
  61                                                                                                    Wachovia             N
  62                                                                                                    Wachovia             N
  63                                                                                                    Wachovia             N
  64                                                                                                    Wachovia             N
  65                                                                                                    Wachovia             N
65.01                                                                                                                        N
65.02                                                                                                                        N
65.03                                                                                                                        N
65.04                                                                                                                        N
65.05                                                                                                                        N
65.06                                                                                                                        N
  66                                                                                                    Wachovia             N
  67                                                                                                    Wachovia             N
  70                                                                                                    Wachovia             N
70.01                                                                                                                        N
70.02                                                                                                                        N
70.03                                                                                                                        N
  72                      Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%                 Wachovia             N
  73                                                                                                    Wachovia             N
  74                                                                                                    Wachovia             N
  75                                                                                                    Wachovia             N
  76                                                                                                    Wachovia             N
  77                                                                                                    Wachovia             N
  78                                                                                                    Wachovia             N
  79                                                                                                    Wachovia             N
  80                      Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%                 Wachovia             N
  81                                                                                                    Wachovia             N
  82                                                                                                    Wachovia             N
  85                                                                                                    Wachovia             N
  86                      Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%                 Wachovia             N
  87                                                                                                    Wachovia             N
  88                                                                                                    Wachovia             N
  90                                                                                                    Wachovia             N
  91                                                                                                    Wachovia             N
  92                                                                                                    Wachovia             N
  93                                                                                                    Wachovia             N
  94                                                                                                    Wachovia             N
  95                      Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%                 Wachovia             N
  96                                                                                                    Wachovia             N
  97                                                                                                    Wachovia             N
  98                                                                                                    Wachovia             N
 101                                                                                                    Wachovia             N
 102                                                                                                    Wachovia             N
 103                                                                                                    Wachovia             N
 104                                                                                                    Wachovia             N
 107                      Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%                 Wachovia             N
 108                                                                                                    Wachovia             N
 109                                                                                                    Wachovia             N
 111                                                                                                    Wachovia             N
 112                                                                                                    Wachovia             N
 114                                                                                                    Wachovia             N
 115                                                                                                    Wachovia             N
 116                                                                                                    Wachovia             N
 117                                                                                                    Wachovia             N
 118                                                                                                    Wachovia             N
 119                                                                                                    Wachovia             N
 120                                                                                                    Wachovia             N
 122       Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%, increased annually by 0.25%   Wachovia             N
 123                                                                                                    Wachovia             N
 124                                                                                                    Wachovia             N
 126                                                                                                    Wachovia             N
 127                                                                                                    Wachovia             N
 129                                                                                                    Wachovia             N
 131                                                                                                    Wachovia             N
 132                      Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                 Wachovia             N
 134                                                                                                    Wachovia             N
 136                                                                                                    Wachovia             N
 137                                                                                                    Wachovia             N
 138                      Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                 Wachovia             N
 142                      Greater of initial interest rate plus 2.0% or TCMYI plus 2.0%                 Wachovia             N

                                                                                                         Interest
Mortgage Loan           Cross Collateralized and Cross           Prepayment     Early        Secured      Accrual
   Number                    Defaulted Loan Flag                 Provisions   Defeasance      by LC       Method         Lockbox
------------------------------------------------------------------------------------------------------------------------------------
  1                                                                 N             N            N          30/360
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 2.00                                                               Y             N            N        Actual/360         Day 1
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
 2.07
 2.08
 2.09
 2.10
 2.11
 2.12
 2.13
 2.14
 2.15
 2.16
 3.00                                                               Y             N            N        Actual/360         Day 1
 4.00                                                               Y             N            N        Actual/360         Day 1
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
 4.07
 4.08
 4.09
 4.1
 4.11
 4.12
 4.13
  5                                                                 Y             N            N        Actual/360         Day 1
  6                                                                 Y             N            N          30/360
  7                                                                 N             N            N        Actual/360         Day 1
  8                                                                 Y             N            N        Actual/360         Day 1
  10                                                                Y             N            N          30/360
  11                                                                Y             N            N        Actual/360         Day 1
  13                                                                Y             N            N        Actual/360
  14                                                                Y             N            N        Actual/360
  15                                                                Y             N            N        Actual/360       Springing
  16                                                                N             N            N        Actual/360
  17                                                                Y             N            N        Actual/360         Day 1
17.01
17.02
17.03
17.04
17.05
17.06
  18                                                                Y             N            Y        Actual/360
  20                                                                N             N            N        Actual/360         Day 1
  21                                                                Y             N            N        Actual/360
  22                                                                N             N            N        Actual/360       Springing
  23                                                                Y             N            N        Actual/360       Springing
  24                                                                N             N            N        Actual/360
  25                                                                Y             N            N        Actual/360       Springing
  26                        Las Colinas Portfolio                   N             N            N        Actual/360
  27                                                                Y             N            N        Actual/360       Springing
  28                                                                Y             N            N        Actual/360
  29                                                                N             N            N        Actual/360
  30                                                                Y             N            N        Actual/360
  31                                                                N             N            N        Actual/360
  33                                                                N             N            N        Actual/360
  34                                                                N             N            N        Actual/360
  35                                                                Y             N            N        Actual/360
  36                                                                Y             N            N        Actual/360         Day 1
  37                                                                Y             N            N        Actual/360
  38                                                                Y             N            N        Actual/360         Day 1
  39                                                                Y             N            N        Actual/360
  40                                                                Y             N            N        Actual/360
  41                                                                N             N            N        Actual/360
  42                                                                Y             N            N        Actual/360
  43                        Las Colinas Portfolio                   N             N            N        Actual/360
  44                                                                N             N            N        Actual/360
  46                                                                Y             N            N        Actual/360
  47                                                                Y             N            N        Actual/360
  48                                                                Y             N            N        Actual/360
  49                                                                Y             N            N        Actual/360
  50                                                                Y             N            Y        Actual/360         Day 1
  52                                                                N             N            N        Actual/360
  53                                                                N             N            Y        Actual/360
  54                                                                N             N            N        Actual/360
  55                                                                Y             N            N        Actual/360
  56                                                                Y             N            N        Actual/360
  57                  Arcadia Gateway Center Portfolio              Y             N            N        Actual/360       Springing
  58                                                                Y             N            N        Actual/360
  59                                                                Y             N            N        Actual/360
  60                                                                N             N            N        Actual/360       Springing
  61                                                                N             N            N        Actual/360       Springing
  62                                                                Y             N            N        Actual/360
  63                                                                N             N            N        Actual/360
  64                                                                Y             N            N        Actual/360         Day 1
  65                                                                Y             N            N        Actual/360
65.01
65.02
65.03
65.04
65.05
65.06
  66                  Arcadia Gateway Center Portfolio              Y             N            N        Actual/360       Springing
  67                                                                Y             N            N        Actual/360
  70                                                                Y             N            N        Actual/360         Day 1
70.01
70.02
70.03
  72                                                                Y             N            N        Actual/360         Day 1
  73                                                                Y             N            N        Actual/360
  74                                                                N             N            N        Actual/360       Springing
  75                                                                Y             N            N        Actual/360         Day 1
  76                                                                Y             N            N        Actual/360       Springing
  77                                                                Y             N            N        Actual/360
  78                  Arcadia Gateway Center Portfolio              Y             N            N        Actual/360       Springing
  79                                                                Y             N            N        Actual/360
  80                                                                Y             N            N        Actual/360       Springing
  81                                                                N             N            N        Actual/360
  82                                                                Y             N            N        Actual/360
  85                                                                Y             N            N        Actual/360
  86                                                                Y             N            N        Actual/360       Springing
  87                                                                Y             N            N        Actual/360       Springing
  88                                                                Y             N            N        Actual/360       Springing
  90                                                                Y             N            N        Actual/360       Springing
  91                                                                Y             N            N        Actual/360
  92                                                                N             N            N        Actual/360
  93                                                                Y             N            N        Actual/360
  94                                                                Y             N            N        Actual/360
  95                                                                Y             N            N        Actual/360       Springing
  96                                                                Y             N            N        Actual/360
  97                                                                Y             N            N        Actual/360
  98                                                                Y             N            N        Actual/360
 101                                                                Y             N            N        Actual/360
 102                                                                Y             N            N        Actual/360       Springing
 103                                                                Y             N            N        Actual/360
 104                                                                Y             N            N        Actual/360
 107                                                                Y             N            N        Actual/360
 108                                                                Y             N            N        Actual/360
 109                                                                Y             N            N        Actual/360
 111                                                                Y             N            N        Actual/360
 112                                                                Y             N            N        Actual/360
 114                                                                N             N            N        Actual/360       Springing
 115          Autumnwood/Hinton Hollow/Southern Woods Portfolio     N             N            N        Actual/360
 116                                                                Y             N            N        Actual/360
 117                                                                Y             N            Y        Actual/360
 118                                                                N             N            N        Actual/360
 119                                                                Y             N            N        Actual/360
 120                                                                Y             N            N        Actual/360
 122                                                                Y             N            N        Actual/360       Springing
 123                                                                Y             N            N        Actual/360
 124                                                                Y             N            N        Actual/360
 126          Autumnwood/Hinton Hollow/Southern Woods Portfolio     N             N            N        Actual/360
 127                                                                Y             N            N        Actual/360
 129                                                                Y             N            N        Actual/360
 131                                                                Y             N            N        Actual/360
 132                                                                Y             N            N        Actual/360       Springing
 134          Autumnwood/Hinton Hollow/Southern Woods Portfolio     N             N            N        Actual/360
 136                                                                Y             N            N        Actual/360
 137                                                                Y             N            N        Actual/360
 138                                                                Y             N            N        Actual/360       Springing
 142                                                                Y             N            N        Actual/360       Springing

                                             Initial Deposit
   Mortgage                                    to Capital       Initial     Ongoing
     Loan             Annual Deposit to       Improvements       TI/LC       TI/LC
    Number          Replacement Reserves         Reserve        Escrow      Footnote
------------------------------------------------------------------------------------
   1
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
 1.09
 1.10
 1.11
 1.12
 1.13
 1.14
 1.15
 1.16
 1.17
 1.18
 1.19
 1.20
 1.21
 1.22
 1.23
 1.24
 1.25
 1.26
 1.27
 2.00
 2.01
 2.02
 2.03
 2.04
 2.05
 2.06
 2.07
 2.08
 2.09
 2.10
 2.11
 2.12
 2.13
 2.14
 2.15
 2.16
 3.00
 4.00
 4.01
 4.02
 4.03
 4.04
 4.05
 4.06
 4.07
 4.08
 4.09
  4.1
 4.11
 4.12
 4.13
   5
   6
   7                                                          10,000,000
   8
  10
  11                    83,334                                                 (2)
  13                    10,790
  14                                                            250,000        (2)
  15
  16                    623,049
  17                    131,299                                                (2)
 17.01
 17.02
 17.03
 17.04
 17.05
 17.06
  18                    12,893                                  350,000        (2)
  20                    83,480                   79,000
  21
  22                    82,016
  23                    24,558                                  900,000        (2)
  24
  25                    21,175                                  250,000        (2)
  26
  27
  28                    45,684                  240,000
  29                    37,968                   67,875
  30
  31                    67,680
  33
  34
  35                    27,833                   11,000
  36                    10,405                                  300,000        (2)
  37                    13,777                                                 (2)
  38                     2,117                                 1,000,000
  39                     9,000
  40
  41                    55,500
  42
  43
  44
  46                    12,753                                                 (2)
  47                    13,359                                                 (2)
  48                    151,007
  49                                             4,375
  50                    12,261                                  600,000
  52                    46,140
  53
  54                    56,500
  55                    10,508                  345,730
  56                    11,102                                  150,000        (2)
  57                     9,724                                  400,000
  58                    30,000                  690,000
  59
  60
  61                    46,128
  62                    25,595                                  100,000        (2)
  63                    28,272
  64                                                                           (2)
  65                    53,363
 65.01
 65.02
 65.03
 65.04
 65.05
 65.06
  66                     5,215                                  200,000
  67                    104,500                 213,781
  70                    76,270                   21,063        1,300,000       (2)
 70.01
 70.02
 70.03
  72                    18,322                   20,625                        (2)
  73                    13,922                                                 (2)
  74                                             18,094
  75                    10,393                                                 (2)
  76                    23,352
  77           4.0% Yearly Gross Revenue
  78                     8,237                                  400,000
  79
  80                     9,550
  81                    35,000
  82                    17,541                                  250,000
  85                    22,152
  86
  87                    51,376
  88                     6,996                                                 (2)
  90                    16,167                                  300,000
  91                    15,948                                                 (2)
  92                     5,842                   21,000
  93                     6,162                                                 (2)
  94                     3,087                                                 (2)
  95
  96                    56,000                   6,563
  97                    46,000                   30,500
  98                    11,100                                                 (2)
  101                   222,000
  102
  103                    7,849                                                 (2)
  104                   28,500                   64,000
  107
  108                   34,466                   23,038         200,000        (2)
  109                    9,936                                                 (2)
  111                    6,188                                                 (2)
  112                   32,426                   26,000         225,000        (2)
  114
  115                   19,000
  116                    1,621                                                 (2)
  117                    1,827                                                 (2)
  118                    6,972
  119                    5,089
  120
  122
  123                    3,816                                                 (2)
  124                   10,180                                                 (2)
  126                   15,000
  127
  129                    3,800
  131                    1,499                                                 (2)
  132
  134                   10,250
  136                     720                                                  (2)
  137                    2,064                                                 (2)
  138
  142

(1) One Mortgage Loan (loan number 6), representing 3.9% of the Cut-Off Date Pool Balance or 4.9% of the Cut-Off Date Group 1 Balance, is part of a split loan structure and the related pari passu companion loan is not included in the Trust Fund with respect to the Mortgage Loan, unless otherwise specified.

(2) In addition to any escrows funded at loan closing for potential TI/LC expenses, the related Mortgage Loan requires funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the term of the related Mortgage Loans. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(3) Annual Deposit to Replacement Reserves is $623,049 through December 11, 2007 and 4.0% of yearly gross revenues thereafter.

(4) With respect to the Raveneaux Apartments loan (loan number 27), representing 0.7% of the Cut-Off Date Pool Balance or 3.5% of the Cut-Off Date Group 2 Balance, the rate varies throughout the IO term of the loan.

(5) Commencing November 11, 2011, Annual Deposit to Replacement Reserves is $55,500.

(6) Annual Deposit to Replacement Reserves is $151,007 through December 11, 2007 and 3.0% of yearly gross revenues thereafter.

(7) Commencing November 11, 2011, Annual Deposit to Replacement Reserves is $56,500.

(8) Commencing December 11, 2009, Annual Deposit to Replacement Reserves is $30,000.

(9) Commencing November 11, 2011, Annual Deposit to Replacement Reserves is $35,000.

(10) Commencing December 11, 2009, Annual Deposit to Replacement Reserves is $12,972.

(11) Annual Deposit to Replacement Reserves is the greater of $222,000 or 4.0% of yearly gross revenue.

(12) Annual Deposit to Replacement Reserves is $9,936 through November 11, 2009.

(13) Commencing November 11, 2011, Annual Deposit to Replacement Reserves is $19,000.

(14) Commencing November 11, 2011, Annual Deposit to Replacement Reserves is $15,000.

(15) Commencing November 11, 2011, Annual Deposit to Replacement Reserves is $10,250.

See "DESCRIPTION OF THE MORTGAGED POOL - Additional Mortgage Loan Information" in the prospectus supplement.

                                    EXHIBIT B

                            Free Writing Prospectuses

1. Free Writing Prospectus, dated December 4, 2006.

2. Free Writing Prospectus, dated December 4, 2006.

3. Free Writing Prospectus, dated December 12, 2006.